UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2026

MasterCraft Boat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37502	06-1571747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive
Vonore, Tennessee		37885
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (423) 884-2221

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	MCFT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 15, 2026 (the “Closing Date”), MasterCraft Boat Holdings, Inc., a Delaware corporation (“MasterCraft”), completed the transactions (the “Transactions”) contemplated by that certain Agreement and Plan of Merger, dated as of February 5, 2026 (the “Merger Agreement”), by and among MasterCraft, Titan Merger Sub 1, Inc., a Delaware corporation and a direct wholly owned subsidiary of MasterCraft (“Merger Sub 1”), Titan Merger Sub 2, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of MasterCraft (“Merger Sub 2”), and Marine Products Corporation, a Delaware corporation (“Marine Products”), whereby (i) Merger Sub 1 merged with and into Marine Products (the “First Merger”), with Marine Products surviving the First Merger as a direct wholly owned subsidiary of MasterCraft, and (ii) immediately following the First Merger, Marine Products merged with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of MasterCraft.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note of this Current Report on Form 8-K, which is incorporated herein by reference, pursuant to the terms of the Merger Agreement, the Transactions were completed on the Closing Date. At the effective time of the First Merger (the “First Effective Time”), each share of Marine Products common stock issued and outstanding immediately prior to the First Effective Time, except for shares held by MasterCraft or Marine Products, or their direct or indirect subsidiaries was converted automatically into the right to receive (i) 0.232 shares of MasterCraft common stock and (ii) $2.43 in cash, without interest (the “Merger Consideration”). Merger Consideration was not paid with respect to (i) shares of Marine Products common stock directly owned by Marine Products, any subsidiary of Marine Products, MasterCraft, Merger Sub 1 or Merger Sub 2 immediately prior to First Merger, each of which was canceled upon the completion of the First Merger, (ii) dissenting shares, and (iii) certain Marine Products restricted stock awards that were awarded in 2026 and are held by employees who remain with the combined company. No fractional shares of MasterCraft common stock were issued in connection with the First Merger. The total number of shares that each of the Marine Products stockholders received in the First Merger were rounded down to the nearest whole number, and each Marine Products stockholder received cash payable in lieu of any fractional share of MasterCraft common stock to which they otherwise would have been entitled.

Additionally, concurrent with the execution of the Merger Agreement, on February 5, 2026, MasterCraft entered into a stockholders agreement (the “Stockholders Agreement”) with certain stockholders of Marine Products (the “Specified Stockholders”) and a registration rights agreement (the “Registration Rights Agreement”) with LOR, Inc., an entity affiliated with the Specified Stockholders, each of which is in effect as of the Closing Date.

The Stockholders Agreement provides for, among other things, certain transfer restrictions and governance arrangements. From the Closing Date and until the expiration date defined therein, the Specified Stockholders have the right to nominate up to two directors (one “Family Designee” (initially Timothy Rollins) and one “Independent Designee” (initially Callum Macgregor)) while the Specified Stockholders beneficially own at least 15% of the total voting power of the MasterCraft common stock, and one Family Designee while the Specified Stockholders beneficially own at least 10% but less than 15% of the total voting power of the MasterCraft common stock. Further, from the Closing Date until the earlier of (i) the second anniversary of the Closing Date and (ii) the date on which the Specified Stockholders cease to beneficially own, in the aggregate, at least 15% of the total voting power of the MasterCraft common stock (the “Standstill Termination Date”), the Specified Stockholders have agreed to certain voting commitments and standstill restrictions. The Stockholders Agreement terminates automatically upon the last to occur of the first anniversary of the Closing Date, the “expiration date” (defined by ownership thresholds) and the Standstill Termination Date.

The Registration Rights Agreement provides, among other things, LOR, Inc. and certain of its affiliates (collectively, the “Selling Stockholders”) and their permitted transferees the right to require, subject to certain conditions and limitations, MasterCraft to register for resale all MasterCraft securities held by such stockholders no later than 120 days following the Closing Date, and also provides customary piggy back registration rights with respect to registrations initiated by MasterCraft.

The foregoing summary of the Merger Agreement and Mergers, the Stockholders Agreement and the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement, the Stockholders Agreement and the Registration Rights Agreement which are filed as Exhibits 2.1, 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement and following the First Effective Time, MasterCraft’s board of directors (the “MasterCraft Board”) was increased from a total of seven directors to a total of ten directors, including two former members of the Marine Products board of directors. The three vacancies on the MasterCraft Board were filled by the addition of Mr. Rollins, Mr. Macgregor and Stephen E. Lewis (collectively, the “Director Designees”) to the MasterCraft Board, each of whom will hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal. Other than the Merger Agreement and the Stockholders Agreement, there are no arrangements between the Director Designees and any other person pursuant to which the Director Designees were selected as directors.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 15, 2026, MasterCraft issued a press release announcing the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(b) The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Current Report no later than 71 days after the closing of the Transactions.

(d) The following exhibits are being filed as part of this Current Report.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 5, 2026, by and among MasterCraft Boat Holdings, Inc., Titan Merger Sub 1, Inc., Titan Merger Sub 2, LLC, and Marine Products Corporation (incorporated by reference to Exhibit 2.1 of MasterCraft’s Form 8-K filed with the SEC on February 5, 2026)*

10.1	Stockholders Agreement, dated as of February 5, 2026, by and among MasterCraft Boat Holdings, Inc. and the stockholders identified in an exhibit thereto (incorporated by reference to Exhibit 10.2 of MasterCraft’s Form 8-K filed with the SEC on February 5, 2026)*

10.2	Registration Rights Agreement, dated as of February 5, 2026, by and among MasterCraft Boat Holdings, Inc. and LOR, Inc. (incorporated by reference to Exhibit 10.3 of MasterCraft’s Form 8-K filed with the SEC on February 5, 2026)*

99.1	Press Release of MasterCraft Boat Holdings, Inc. dated May 15, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	All schedules and / or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements can often be identified by such words and phrases as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “continue” and similar expressions and comparable terminology or the negative thereof.

Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: (i) the anticipated financial performance of the combined company; (ii) the expected synergies and efficiencies to be achieved as a result of the Transactions; (iii) expectations regarding the diversification and complementary nature of brand portfolios; (iv) expectations regarding the complementary nature of dealer networks; (v) expectations regarding enhancements to the manufacturing platform and technological innovation; (vi) the financial profile and profitability of the combined company; (vii) expectations regarding cost savings; (viii) expectations regarding the combined company’s employees, vendors, dealers and manufacturing operations; and (ix) expectations regarding the realization of benefits of the Transactions and the timing associated with realization thereof. These and other important factors discussed under the caption “Risk Factors” in MasterCraft’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, filed with the SEC on August 27, 2025, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings made with the SEC, in each case could cause actual results to differ materially from those indicated by the forward-looking statements. The discussion of these risks is specifically incorporated by reference into this Current Report.

Any such forward-looking statements represent estimates as of the date of this Current Report. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report. MasterCraft undertakes no obligation (and expressly disclaims any obligation) to update or supplement any forward-looking statements that may become untrue or cause our views to change, whether because of new information, future events, changes in assumptions or otherwise. Comparisons of results for current and prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2026

MASTERCRAFT BOAT HOLDINGS, INC.

By:	/s/ W. Scott Kent
Name:	W. Scott Kent
Title:	Chief Financial Officer